UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2019

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Ste. 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Disposition of the 500 West Monroe Street building

On October 28, 2019, Piedmont Office Realty Trust, Inc. (the “Registrant”) sold a 46-story office building containing approximately 967,000 rentable square feet located at 500 West Monroe Street in downtown Chicago, Illinois (the “500 West Monroe Street building”) for a gross sales price of $412 million ($426 per square foot) exclusive of closing costs to an unaffiliated, third-party buyer, Spear Street Capital. As a result of the sale, the Registrant received net sale proceeds of approximately $405.7 million, which may be adjusted should additional information become available in subsequent periods. These proceeds were used to repay outstanding borrowings under the Registrant's $500 Million Unsecured 2018 Line of Credit, which were initially used to purchase the Galleria 100, Galleria 400, and Galleria 600 buildings, as well as 11.7 acres of developable land, earlier in 2019.

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2019, the Registrant issued a press release announcing its financial results for the third quarter 2019, and published supplemental information for the third quarter 2019 to its website. The press release and the supplemental information are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(b)  Pro forma financial information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of September 30, 2019	F-2
Pro Forma Statements of Comprehensive Income for the Nine Months Ended September 30, 2019	F-3
Pro Forma Statements of Comprehensive Income for the Year Ended December 31, 2018	F-4

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated October 30, 2019.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the Third Quarter 2019.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	October 30, 2019	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

Piedmont Office Realty Trust, Inc.
SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of the Registrant included in its annual report filed on Form 10-K for the year ended December 31, 2018 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2019.

The following unaudited pro forma balance sheet as of September 30, 2019 has been prepared to give effect to the October 28, 2019 sale of the 500 West Monroe Street building as if the disposition had occurred on September 30, 2019. The Registrant owned 100% of the 500 West Monroe Street building prior to disposition.

The following unaudited pro forma statements of comprehensive income for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the sale of the 500 West Monroe Street building as if the disposition had occurred on January 1, 2018, as well as an adjustment for property management fee revenue, which will have a continuing impact beyond twelve months from the date of sale.

These unaudited pro forma financial statements are prepared for informational purposes only and are based on information and assumptions available at the time of the filing of this financial information on Form 8-K that management believes to be reasonable and factually supportable. These unaudited pro forma statements of comprehensive income are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the 500 West Monroe Street building had been consummated as of September 30, 2019 or January 1, 2018, as applicable. Actual adjustments may differ materially from the information presented. Specifically, the accompanying pro forma statements of comprehensive income do not include the Registrant's nonrecurring gain that would have been recognized if the aforementioned property sale had occurred on January 1, 2018, as the gain does not have a continuing impact beyond twelve months from the date of sale. Further, the pro forma statement of comprehensive income for the year ended December 31, 2018 does not reflect the operational results associated with the Galleria 400 and Galleria 600 buildings, as these buildings were purchased on August 23, 2019. The pro forma statement of comprehensive income for the nine months ended September 30, 2019 includes operations related to the Galleria 400 and Galleria 600 buildings for approximately 38 days. Such properties were acquired using borrowings under the Registrant's $500 Million Unsecured 2018 Line of Credit, and were subsequently repaid using the sales proceeds from the 500 West Monroe Street building disposition mentioned above.

Piedmont Office Realty Trust, Inc.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2019
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$506,440	$—		$506,440
Buildings and improvements, less accumulated depreciation	2,327,055	—		2,327,055
Intangible lease assets, less accumulated amortization	88,371	—		88,371
Construction in progress	13,866	—		13,866
Real estate assets held for sale, net (b)	213,094	(213,094)	(c)	—
Total real estate assets	3,148,826	(213,094)		2,935,732
Cash and cash equivalents	10,284	405,719	(d)	416,003
Tenant receivables	10,091	—		10,091
Straight-line rent receivables	147,197	—		147,197
Restricted cash and escrows	1,820	—		1,820
Prepaid expenses and other assets	27,143	—		27,143
Goodwill	98,918	—		98,918
Deferred lease costs, less accumulated amortization	267,616	—		267,616
Other assets held for sale, net (b)	40,036	(40,036)	(c)	—
Total assets	$3,751,931	$152,589		$3,904,520
Liabilities:
Unsecured debt, net of discount and unamortized debt issuance costs	$1,689,793	$—		$1,689,793
Secured debt, net of premiums and unamortized debt issuance costs	189,451	—		189,451
Accounts payable, accrued expenses, and accrued capital expenditures	114,812	—		114,812
Deferred income	27,985	—		27,985
Intangible lease liabilities, less accumulated amortization	34,970	—		34,970
Interest rate swaps	6,862	—		6,862
Other liabilities held for sale (b)	7,275	(7,275)	(c)	—
Total liabilities	2,071,148	(7,275)		2,063,873
Commitments and Contingencies	—	—		—
Stockholders’ Equity:
Shares-in-trust, 150,000,000 shares authorized; none outstanding as of September 30, 2019	—	—		—
Preferred stock, no par value, 100,000,000 shares authorized; none outstanding as of September 30, 2019	—	—		—
Common stock, $0.01 par value, 750,000,000 shares authorized; 125,783,408 shares issued and outstanding as of September 30, 2019	1,258	—		1,258
Additional paid-in capital	3,685,504	—		3,685,504
Cumulative distributions in excess of earnings	(2,007,438)	159,864	(e)	(1,847,574)
Other comprehensive income	(283)	—		(283)
Piedmont stockholders’ equity	1,679,041	159,864		1,838,905
Noncontrolling interest	1,742	—		1,742
Total stockholders’ equity	1,680,783	159,864		1,840,647
Total liabilities and stockholders’ equity	$3,751,931	$152,589		$3,904,520

(a)Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q as of September 30, 2019.
(b)Reflects assets and liabilities held for sale as of September 30, 2019, consisting solely of the 500 West Monroe Street building.

(c)Amounts represent the necessary adjustments to remove net assets and liabilities associated with the 500 West Monroe Street building as of September 30, 2019.
(d)Reflects the Registrant's estimated net proceeds resulting from the sale of the 500 West Monroe Street building.
(e)Reflects the Registrant's estimated pro forma, non-recurring gain on the sale of the 500 West Monroe Street building.

Piedmont Office Realty Trust, Inc.
PRO FORMA STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental and tenant reimbursement revenue	$382,213	$(30,487)	(b)	$351,726
Property management fee revenue	2,819	568	(c)	3,387
Other property related income	13,993	(3,297)	(d)	10,696
	399,025	(33,216)		365,809

Expenses:
Property operating costs	158,798	(13,881)	(e)	144,917
Depreciation	80,004	(7,555)	(f)	72,449
Amortization	55,666	(1,148)	(g)	54,518
Impairment loss on real estate asset	1,953	—		1,953
General and administrative	29,736	(2)		29,734
	326,157	(22,586)		303,571
Other income (expense):
Interest expense	(46,750)	—		(46,750)
Other income/(expense)	1,292	—		1,292
Gain on sale of real estate assets	39,370	—		39,370
	(6,088)	—		(6,088)
Net income	66,780	(10,630)		56,150
Net loss attributable to noncontrolling interest	3	—		3
Net income attributable to Piedmont	66,783	(10,630)		56,153
Other comprehensive income/(loss):
Effective portion of gain/(loss) on derivative instruments that are designated and qualify as cash flow hedges	(6,874)	—		(6,874)
Plus/(less): Reclassification of net loss/(gain) included in net income	(1,871)	—		(1,871)
Other comprehensive income/(loss)	(8,745)	—		(8,745)
Comprehensive income applicable to Piedmont	$58,038	$(10,630)		$47,408
Per share information – basic and diluted:
Comprehensive income applicable to common stockholders	$0.46			$0.38
Weighted-average common shares outstanding – basic	125,684			125,684
Weighted-average common shares outstanding – diluted	126,190			126,190

(a)Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2019.
(b)Removal of the 500 West Monroe Street building's rental and tenant reimbursement income. Rental income for the 500 West Monroe Street building is recognized on a straight-line basis.
(c)Addition of expected property management fee revenue to be earned by managing the 500 West Monroe Street building subsequent to sale of the property to an unrelated, third-party purchaser.
(d)Removal of other property related income, consisting primarily of parking income.

(e)Removal of the 500 West Monroe Street building's operating expenses.
(f)Depreciation expense for the 500 West Monroe Street building is recognized on a straight-line basis using a 40-year life for building assets and using the respective lease terms for tenant allowance assets.
(g)Amortization expense for the 500 West Monroe Street building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

Piedmont Office Realty Trust, Inc.
PRO FORMA STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2018
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental and tenant reimbursement revenue	$504,410	$(37,908)	(b)	$466,502
Property management fee revenue	1,450	760	(c)	2,210
Other property related income	20,107	(4,430)	(d)	15,677
	525,967	(41,578)		484,389

Expenses:
Property operating costs	209,338	(17,389)	(e)	191,949
Depreciation	107,956	(10,047)	(f)	97,909
Amortization	63,295	(1,491)	(g)	61,804
General and administrative	29,713	(3)		29,710
	410,302	(28,930)		381,372
Other income (expense):
Interest expense	(61,023)	—		(61,023)
Other income/(expense)	1,638	—		1,638
Loss on extinguishment of debt	(1,680)	—		(1,680)
Gain on sale of real estate assets	75,691	—		75,691
	14,626	—		14,626
Net income	130,291	(12,648)		117,643
Net loss applicable to noncontrolling interest	5	—		5
Net income applicable to Piedmont	130,296	(12,648)		117,648
Other comprehensive income/(loss):
Effective portion of gain/(loss) on derivative instruments that are designated and qualify as cash flow hedges	692	—		692
Plus/(less): Reclassification of net loss/(gain) included in net income	(300)	—		(300)
Other comprehensive income/(loss)	392	—		392
Comprehensive income attributable to Piedmont	$130,688	$(12,648)		$118,040
Per share information:
Comprehensive income available to common stockholders- basic	$1.00			$0.91
Comprehensive income available to common stockholders- diluted	$1.00			$0.90
Weighted-average common shares outstanding – basic	130,161			130,161
Weighted-average common shares outstanding – diluted	130,636			130,636

(a)Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2018.
(b)Removal of the 500 West Monroe Street building's rental and tenant reimbursement income. Rental income for the 500 West Monroe Street building is recognized on a straight-line basis.

(c)Addition of expected property management fee revenue to be earned by managing the 500 West Monroe Street building subsequent to sale of the property to an unrelated, third-party purchaser.
(d)Removal of other property related income, consisting primarily of parking income.
(e)Removal of the 500 West Monroe Street building's operating expenses.
(f)Depreciation expense for the 500 West Monroe Street building is recognized on a straight-line basis using a 40-year life for building assets and using the respective lease terms for tenant allowance assets.
(g)Amortization expense for the 500 West Monroe Street building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.